UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 04, 2016

BG STAFFING, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36704	26-0656684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5850 Granite Parkway, Suite 730
Plano, Texas 75024
(Address of principal executive offices, including zip code)

(972) 692-2400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information set forth under Item 5.02 is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Chief Operating Officer
On August 4, 2016, the Board of Directors of BG Staffing, Inc. (the "Company") approved the appointment of Beth Garvey, age 50, to the newly created role of Chief Operating Officer of the Company.
Ms. Garvey joined the BG Staffing team through the Company’s acquisition of substantially all of the assets of InStaff Holding Corporation and InStaff Personnel, LLC ("InStaff") in 2013. She continues to serve as the Division President of both the InStaff and Donovan & Watkins divisions of the Company. Ms. Garvey started at InStaff in 1998 as Director of Human Resources, subsequently serving as Director of Operations, VP of Operations, Senior VP of Operations, COO and ultimately CEO prior to our acquisition.
On August 4, 2016, the Company entered into an Indemnification Agreement with Ms. Garvey. The Indemnification Agreement clarifies and supplements indemnification provisions already contained in the Company’s Bylaws and generally provides for indemnification of Ms. Garvey to the fullest extent permitted by Delaware law, subject to certain exceptions, against expenses, judgments, fines, and other amounts actually and reasonably incurred in connection with her service as an executive officer and also provides for rights to advancement of expenses.

Item 7.01	Regulation FD Disclosure

On August 5, 2016, the Company issued a press release in connection with the appointment of Beth Garvey as the Company’s Chief Operating Officer, a copy of which is furnished as Exhibit 99.1 to this Current Report. Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Indemnification Agreement for director and executive officers of BG Staffing, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K filed on February 4, 2014)
99.1	Press Release, dated August 5, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BG STAFFING, INC.

Date:	August 5, 2016		/s/ Dan Hollenbach
		Name: Title:	Dan Hollenbach Chief Financial Officer and Secretary (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Indemnification Agreement for director and executive officers of BG Staffing, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K filed on February 4, 2014)
99.1*	Press Release, dated August 5, 2016

*	Filed herewith.